Exhibit 77Q1 (a)  - Amendment to the Declaration of Trust of the
Registrant, dated November 16, 2006, filed via EDGAR with Post Effective Amendment No. 19 (File No. 811-07705) on April 23, 2007 and incorporated herein by reference.